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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 12, 1997
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                           CORE MATERIALS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              001-12505             31-1481870
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(State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)           Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                       43228-0183
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (614) 870-5000
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          (Former Name or Former Address, if Changed Since Last Report

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

None


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

None


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

None


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None


ITEM 5.  OTHER EVENTS.

On September 12, 1997, Core Materials Corporation completed the purchase of a 102,400 square foot building shell and 21 acres of land in Gaffney, South Carolina for approximately $1,900,000. This facility will provide a geographic expansion of the Company's molding and assembly operations. The Company's plan to finish construction of the building and install furnishings and equipment is expected to be completed in early 1998. The total investment in land, building and equipment is expected to be approximately $13,000,000 when completed. Financing for this facility is expected to be provided through a combination of Industrial Revenue Bonds, equipment leases and cash provided internally by operations.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

99.  Press Release announcing completion of purchase agreement.

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ITEM 8.  CHANGE IN FISCAL YEAR.

None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Core Materials Corporation
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                                                          (Registrant)


Date  September 26, 1997                      By
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                                                           (Signature)
                                                        Kevin L. Barnett
                                                  Vice President, Treasurer and
                                                     Chief Financial Officer


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

None

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